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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                      REGISTRATION STATEMENT 33-4424 UNDER
                           THE SECURITIES ACT OF 1933

                          PRE-EFFECTIVE AMENDMENT NO.


                        POST-EFFECTIVE AMENDMENT NO. 28


                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940


                                AMENDMENT NO. 31



                              VANGUARD CONVERTIBLE
                                SECURITIES FUND
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

           P.O. BOX 2600, VALLEY FORGE, PA 19482 (ADDRESS OF PRINCIPAL
                                EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                     R. GREGORY BARTON, ESQUIRE P.O. BOX 876
                             VALLEY FORGE, PA 19482



               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
          ON DECEMBER 1, 2004, PURSUANT TO PARAGRAPH (B) OF RULE 485.

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                   VANGUARD/(R)/ CONVERTIBLE SECURITIES FUND
                       Investor Shares . December 1, 2004

STOCK
PROSPECTUS

This prospectus
contains financial data for the Fund through the fiscal period ended May 31, 2004.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  [THE VANGUARD GROUP/(R)/ LOGO]

VANGUARD CONVERTIBLE SECURITIES FUND
Prospectus
December 1, 2004


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CONTENTS
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   1 FUND PROFILE
   4 ADDITIONAL INFORMATION
   4 MORE ON THE FUND
  10 THE FUND AND VANGUARD
  11 INVESTMENT ADVISOR
  12 DIVIDENDS, CAPITAL GAINS, AND TAXES
  14 SHARE PRICE
  14 FINANCIAL HIGHLIGHTS
  16 INVESTING WITH VANGUARD
   16 Buying Shares
   18 Redeeming Shares
   20 Exchanging Shares
   21 Other Rules You Should Know
   24 Fund and Account Updates
   26 Contacting Vanguard


  GLOSSARY OF INVESTMENT TERMS
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 WHY READING THIS PROSPECTUS IS IMPORTANT

 This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants or common stock attached. Convertible securities tend to have credit ratings that are below investment-grade.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.


- Credit risk, which is the chance that a convertible security issuer will fail to pay interest or dividends and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to medium size, and they often have low credit ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its
     conventional   debt  before  it  can  make  payments  on  its   convertible
     securities.

- Interest rate risk, which is the chance that prices of convertible securities will decline along with overall bond prices because of rising interest rates. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company's common stock.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and an average convertible securities fund. Keep in mind that the Fund's past returns (before and after taxes) do not indicate how it will perform in the future.

----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[Range -20% - 40%]
                   1994   -5.68%
                   1995   16.74
                   1996   15.44
                   1997   16.39
                   1998    0.56
                   1999   30.36
                   2000    4.21
                   2001   -3.09
                   2002   -9.35
                   2003   31.58
      ----------------------------------------------------

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was 1.81%.

      ----------------------------------------------------
 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.65% (quarter ended December 31, 1999), and the lowest return for a quarter was -15.20% (quarter ended September 30, 1998).



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      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
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                                              1 YEAR     5 YEARS       10 YEARS
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VANGUARD CONVERTIBLE SECURITIES FUND

 Return Before Taxes                           31.58%       9.44%        8.86%
 Return After Taxes on Distributions           30.03        7.04         5.92
 Return After Taxes on Distributions and
  Sale of Fund Shares                          20.46        6.60         5.76
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COMPARATIVE BENCHMARKS:
 CS FIRST BOSTON CONVERTIBLE SECURITIES
 INDEX* (reflects no deduction for fees,
 expenses, or taxes)                           28.50%       7.68%        9.24%
 MERRILL LYNCH ALL US CONVERTIBLES
 INDEX** (reflects no deduction for fees,
 expenses, or taxes)                              --          --           --
 AVERAGE CONVERTIBLE SECURITIES FUND+          26.71        7.19         8.77
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*CS First Boston  Convertible  Securities Index was the Fund's benchmark through
November 30, 2004.
**Credit  Suisse First  Boston is  eliminating  the CS First Boston  Convertible
Securities  Index.  Effective  December  1,  2004,  the  Merrill  Lynch  All  US
Convertibles Index, an index of U.S. corporate  convertible  securities,  is the
Fund's benchmark index.
+Derived from data provided by Lipper Inc.
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NOTE ON AFTER-TAX RETURNS. Actual after-tax returns depend on your tax situation and may differ from those shown in the table above. When calculating after-tax return figures for a fund, we assume the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains, but we do not consider state or local income taxes. After-tax returns for Vanguard funds reflect the reduced tax rates on ordinary income, qualified dividend income, and short-term and long-term capital gains that went into effect in 2003. Please note that actual after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

3

FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table.The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.69%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.71%



 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.



---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $73          $227        $395         $883
--------------------------------------------------




 THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.



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                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Convertible Securities Fund's expense ratio for the fiscal yearto be 0.71%, or $7.10 per $1,000 of average net assets. The average convertible securities mutual fund had expenses in 2003 of 1.64%, or $16.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
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                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
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ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                MINIMUM INITIAL INVESTMENT
Dividends are distributed                  $3,000; $1,000 for IRAs and most
quarterly in March, June, September,       custodial accounts for minors
and December; capital gains, if any,
are distributed in December.
                                            NEWSPAPER ABBREVIATION
INVESTMENT ADVISOR                          Convrt
Oaktree Capital Management, LLC, Los
Angeles, Calif., since 1996                 VANGUARD FUND NUMBER
                                            82
INCEPTION DATE
June 17, 1986                               CUSIP NUMBER
                                            922023106
NET ASSETS AS OF MAY 31, 2004
$1 billion                                  TICKER SYMBOL
                                            VCVSX
SUITABLE FOR IRAS
Yes
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MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in convertible securities may be changed only upon 60 days' notice to shareholders.

MARKET EXPOSURE

Normally, the Fund invests at least 80% of its assets in convertible securities. These securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants (which permit their owners to buy a specific amount of stock at a predetermined price) or common stock attached.

5


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                                PLAIN TALK ABOUT
                             CONVERTIBLE SECURITIES

 Convertible securities are "hybrid" securities--that is, they have some characteristics of bonds and some of common stocks. Like a bond, a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given time in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock at a "conversion price" specified when the convertible security is issued. Accordingly, the value of the convertible security increases (or decreases) with the price of the underlying common stock. Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
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 When a convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock, the convertible security tends to behave more like the common stock. In such a case, the convertible security's price may be as volatile as that of the common stock.

[FLAG] PRICES OF THE FUND'S  CONVERTIBLE  HOLDINGS MAY  FLUCTUATE IN RESPONSE TO
     PRICE CHANGES IN THE UNDERLYING COMMON STOCKS. THEREFORE, THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.


 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



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         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
Worst                -43.1    -12.4     - 0.8          3.1
Average               12.4     10.7      11.2         11.3
----------------------------------------------------------




 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

 When a convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock, the convertible security takes on the characteristics of a bond. At such times, the price of the security will move in the opposite direction of interest rates.

[FLAG] THE FUND IS  SUBJECT TO  INTEREST  RATE  RISK,  WHICH IS THE CHANCE  THAT
     PRICES OF CONVERTIBLE SECURITIES WILL DECLINE ALONG WITH OVERALL BOND PRICES BECAUSE OF RISING INTEREST RATES. CONVERTIBLE SECURITIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE CHANGES WHEN THEIR PREDETERMINED CONVERSION PRICE IS MUCH HIGHER THAN THE PRICE OF THE ISSUING COMPANY'S COMMON STOCK.




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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
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 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


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                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
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Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
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 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.

7



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                                PLAIN TALK ABOUT
                        THE CONVERTIBLE SECURITIES MARKET

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through conversion or redemption) and replaced with new issues causes the convertible securities market to change more rapidly than other markets. For example, a concentration of available securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of this market to the volatility of the equity markets and to the special risks of those innovations. In addition, although the convertible securities market historically has had a below-investment-grade average credit quality compared with that of the overall bond market, the percentage of outstanding issues that are lower-grade or unrated may fluctuate depending on market conditions.
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     The Fund is permitted to invest in securities with innovative structures, which have become more common in the convertible securities market. These include "mandatory conversion" securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio. Mandatory conversion securities may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include "equity-linked" securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles.

[FLAG] THE  FUND  IS  SUBJECT  TO  CREDIT  RISK,  WHICH  IS  THE  CHANCE  THAT A
     CONVERTIBLE SECURITY ISSUER WILL FAIL TO PAY INTEREST OR DIVIDENDS AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.


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                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
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 Companies that issue convertible securities often do not have high credit ratings. In addition, the credit rating of a company's convertible securities is typically lower than the rating of the company's conventional debt securities, because convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
 The Fund invests primarily in convertible securities that are rated B, Ba, or Baa by Moody's Investors Service, Inc., or B, BB, or BBB by Standard & Poor's. Reflecting the universe of convertible securities, most of the Fund's rated holdings are below investment-grade. The Fund may also invest in nonrated securities that, in the opinion of the advisor, are equivalent in quality to rated securities eligible for purchase by the Fund. Therefore, credit risk is greater for the Fund than for funds that invest in higher-grade bonds.

[FLAG] BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS
     THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

 As of May 31, 2004, the Fund's convertible securities holdings had the following credit-quality characteristics:


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                                              PERCENTAGE OF
INVESTMENT*                               FUND'S NET ASSETS
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Aaa/AAA                                                 0%
Aa/AA                                                   0
A/A                                                     7
Baa/BBB                                                19
Ba/BB                                                   5
B/B                                                    36
Below B/B                                              15
Not Rated                                              18
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*Excludes common and preferred stocks and derivatives, which are not subject to ratings categorization.
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SECURITY SELECTION

Oaktree Capital Management, LLC (Oaktree), advisor to the Fund, uses a bottom-up investment approach to select convertibles considered to have the best balance of upside potential and downside protection. Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features--true hybrid securities--and sells the issues when characteristics become too similar to those of conventional bonds or common stocks. Company creditworthiness also is a key consideration in security selection.
 The Fund is generally managed without regard to tax ramifications.

9

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in convertible securities, the Fund may invest in nonconvertible corporate or U.S. government bonds, common stocks, or money market instruments, and may make other kinds of investments to achieve its objective.
 The Fund is authorized to invest up to 20% of its assets in foreign securities that are denominated in U.S. dollars. These securities may be traded on U.S. or foreign markets. As a result, the Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.
 The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

CASH MANAGEMENT


Vanguard may invest the Fund's daily cash balance in one or more Vanguard/(R)/ CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING


Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market timing in all circumstances, the following policies have been adopted to address these issues:


- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.



- Each Vanguard fund (other than money market funds and VIPER/(R)/ shares) limits the number of times that an investor can exchange into and out of the fund.

- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for all convertible securities funds was 86%, as reported by Morningstar, Inc., on August 31, 2004.


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                                PLAIN TALK ABOUT
                                  TURNOVER RATE

 Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
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THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 131 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.

11

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                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an
"at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
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INVESTMENT ADVISOR


Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, advisor to the Fund, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including convertible securities. As of May 31, 2004, Oaktree managed about $28.3 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.

     Oaktree's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Oaktree's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Merrill Lynch All US Convertibles Index over the same period. Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.
     Note that this performance fee structure will not be in full operation until the quarter ending November 30, 2007; before then, advisory fees will be calculated using certain transition rules that are explained in the Statement of Additional Information.
 For the fiscal period ended May 31, 2004, the advisory fee represented an effective annual rate of 0.36% of the Fund's average net assets before a performance-based increase of 0.09%.

 The advisor, when trading securities on behalf of the Fund, seeks total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution.

 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.

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                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The manager primarily responsible for overseeing the Fund's investments is:

 LARRY W. KEELE, Principal and a founder of Oaktree Capital Management, LLC, in 1995. He has worked in investment management since 1981; has managed investment portfolios since 1983; and has managed the Fund since 1996.
 Education: B.A., Tennessee Tech University; M.B.A., University of South
 Carolina.
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DIVIDENDS, CAPITAL GAINS, AND TAXES
FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
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BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:
- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.
- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.
- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

13

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change).
You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
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GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not: n Provide us with your correct taxpayer identification number; n Certify that the taxpayer identification number is correct; and n Confirm that you are not subject to backup withholding. Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities and preferred stocks held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect the fund's NAV.


     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended May 31, 2004, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through November 30, 2003, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

15



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                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

 The Fund began the fiscal period ended May 31, 2004, with a net asset value (price) of $13.05 per share. During the period, the Fund earned $0.20 per share from investment income (interest and dividends) and $0.20 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.23 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the period was $13.22, reflecting earnings of $0.40 per share and distributions of $0.23 per share. This was an increase of $0.17 per share (from $13.05 at the beginning of the period to $13.22 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.06% for the period.

 As of May 31, 2004, the Fund had approximately $1 billion in net assets. For the period, its annualized expense ratio was 0.71% ($7.10 per $1,000 of net assets), and its annualized net investment income amounted to 3.03% of its average net assets. The Fund sold and replaced securities valued at an annualized rate of 110% of its net assets.
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CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED         YEAR ENDED NOVEMBER 30,
                                                   MAY 31, ---------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004      2003        2002      2001       2000      1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $13.05   $10.57      $12.12    $12.68     $13.18   $11.10
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .20      .41         .47       .53        .56      .52
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .20     2.48       (1.53)     (.04)       .19     2.13
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     .40     2.89       (1.06)      .49        .75     2.65
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.23)    (.41)       (.49)     (.54)      (.55)    (.57)
  Distributions from Realized Capital Gains           . --     . --        . --      (.51)      (.70)    . --
--------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.23)    (.41)       (.49)    (1.05)     (1.25)    (.57)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $13.22   $13.05      $10.57    $12.12     $12.68   $13.18
==============================================================================================================

TOTAL RETURN                                         3.06%   28.07%      -8.88%     3.98%      5.27%   24.85%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $1,065     $817        $291      $300       $323     $180
  Ratio of Total Expenses to Average Net Assets*   0.71%**    0.84%       0.95%     0.71%      0.56%    0.55%
  Ratio of Net Investment Income to
   Average Net Assets                              3.03%**    3.82%       4.27%     4.21%      4.19%    4.30%
  Portfolio Turnover Rate                           110%**     127%        118%      156%       182%     162%
==============================================================================================================
* Includes  performance-based  investment advisory fee increases  (decreases) of
0.09%, 0.13%, 0.21%, 0.01%, (0.14%), and (0.22%).
**Annualized.

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 INVESTING WITH VANGUARD

 This section of the prospectus explains the basics of doing business with Vanguard. Vanguard reserves the right to change these policies, without advance notice to shareholders.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------

BUYING SHARES


ACCOUNT MINIMUMS
TO OPEN AND MAINTAIN AN ACCOUNT. $3,000 for regular accounts; $1,000 for IRAs (excluding SEP IRAs) and most custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT. $50 by Automatic Investment Plan; $100 by check, exchange, or electronic bank transfer (other than Automatic Investment Plan); $1,000 by wire.
 Vanguard reserves the right to increase or decrease the minimum amount required to open or maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES

ONLINE TRANSACTIONS. On our website at www.vanguard.com, you may open certain types of accounts, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to a new or existing fund account.


BY CHECK. To open an account, mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-by-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--82. For addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE. You can purchase shares by telephone or mail with the proceeds of a redemption from another Vanguard/(R)/ fund. See Exchanging Shares and Other Rules You Should Know.

BY WIRE. Call Vanguard to purchase shares by wire. See Contacting Vanguard.


BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make purchases on a regular schedule (Automatic Investment Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options,

17
consult our website at www.vanguard.com or see Contacting Vanguard.

GOOD ORDER. You must include complete and accurate required information on your purchase request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR PURCHASE PRICE

BY CHECK (TO PURCHASE ALL FUNDS OTHER THAN MONEY MARKET FUNDS), BY EXCHANGE, OR BY WIRE. You buy shares at a fund's NAV determined as of your TRADE DATE. A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receives a trade date of the same day, and a purchase request received after that time receive a trade date of the first business day following the date of receipt.
BY CHECK (TO PURCHASE MONEY MARKET FUNDS ONLY). For a check purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For a purchase request received after that time, the trade date is the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date is always one day later than for other funds.
BY ELECTRONIC BANK TRANSFER (OTHER THAN AUTOMATIC INVESTMENT PLAN). For all Vanguard funds, a purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will receive a trade date of the next business day.
BY ELECTRONIC BANK TRANSFER (WITH AUTOMATIC INVESTMENT PLAN). Your Vanguard account's trade date will be one business day before the date you designated for withdrawal from your bank account.



For  further   information   about  these   options,   consult  our  website  at
www.vanguard.com or see Contacting Vanguard.

PURCHASE RULES YOU SHOULD KNOW

^CHECK PURCHASES. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks made payable to third parties.

^NEW ACCOUNTS. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right to close your account or take such other steps as we deem reasonable.

^REJECTION OF PURCHASES. Vanguard reserves the right to reject any purchase request at any time and without notice. This includes the right to reject any purchase request because of a history of frequent trading by the investor, or that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares or to reject specific purchase requests, including purchases by exchange from another Vanguard fund. These rights apply at any time, for any reason, and without notice.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request. ONLINE TRANSACTIONS. You may perform a redemption, initiate electronic bank transfers, and exchange the proceeds of a redemption from one fund to purchase shares of another fund.
BY TELEPHONE. Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL. Send your written redemption instructions in good order to Vanguard. For addresses, see Contacting Vanguard.

BY ELECTRONIC BANK TRANSFER. In order to perform electronic bank transfers, you must designate a bank account by completing a special form or the appropriate section of your account registration form. Then you can make redemptions on a regular schedule (Automatic Withdrawal Plan) or whenever you wish by electronic bank transfer. Your transaction can be accomplished online, by telephone, or by mail if your request is in good order. For further information about these options, consult our website at www.Vanguard.com or see Contacting Vanguard. GOOD ORDER. You must include complete and accurate required information on your redemption request. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


YOUR REDEMPTION PRICE

You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received by Vanguard before the close of regular trading on the New York Stock Exchange

19

(generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^BY CHECK. Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^BY EXCHANGE. You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another
Vanguard fund. See Exchanging Shares and Other Rules You Should Know.

^BY AUTOMATIC WITHDRAWAL PLAN OR OTHER ELECTRONIC BANK TRANSFER. Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. Minimum electronic redemption is $100.

^BY WIRE. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must establish it either online or by completing a special form or the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

Money Market Funds: For telephone requests received by Vanguard by 10:45 a.m.Eastern time (2 p.m. Eastern time for Vanguard/(R)/ Prime Money Market
Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.
Bond Funds: For requests received by Vanguard by 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.


REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would disrupt the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption.

^RECENTLY PURCHASED SHARES. Although you can redeem shares at any time, proceeds may not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a Fund with checkwriting privileges, that check may be rejected if the Fund does not have sufficient proceeds for payment.

^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^ADDRESS CHANGE. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address change confirmations are sent to both the old and new addresses.

^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.

EXCHANGING SHARES

An exchange is the redemption of assets from one Vanguard fund that are used to purchase shares in another Vanguard Fund. All open Vanguard funds accept exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.

21


     For the U.S. STOCK INDEX FUNDS, 500 INDEX FUND, U.S. SECTOR INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER(TM) FUND, or GROWTH AND INCOME FUND, you may request no more than two exchanges OUT of the fund online or by telephone within any 12-month period.
 For all VANGUARD FUNDS, the following limit generally applies:
- No more than two substantive "round trips" through a non-money-market fund during any 12-month period. A "round trip" is an exchange redemption OUT of a fund (by any means) followed by an exchange purchase back INTO the same fund (by any means). "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

 This limit does not apply to certain categories of transactions that Vanguard reasonably believes may not raise frequent- trading or market-timing concerns. These categories include, but are not limited to, the following:

- Systematic transactions, including those under Vanguard's Automatic Investment Plan, Automatic Exchange Service, Automatic Withdrawal Plan, and other rebalancing programs reviewed by Vanguard.
- Transactions within certain Vanguard advisory programs (such as Asset Management Services and Vanguard Fiduciary Services).

- Transactions within certain retirement plans administered by Vanguard, for which other policies apply.

 Please also see Other Rules You Should Know--Investing With Vanguard Through Other Firms regarding accounts held through intermediaries.


 Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

                                                                              22
OTHER RULES YOU SHOULD KNOW


VANGUARD.COM/(R)/

^REGISTRATION. You can use your personal computer to review your account holdings, to buy, sell or exchange shares of most Vanguard funds, and to perform most other transactions. To establish this service, you must register online.




^ELECTRONIC DELIVERY. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


TELEPHONE TRANSACTIONS
^AUTOMATIC. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing. ^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 1-800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

-    Account registration and address.
-    Social Security or employer identification number.

-    Fund name and account number, if applicable.

^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

GOOD ORDER

We reserve the right to reject any transaction instructions that are not in "good order." The requirements vary among types of accounts and transactions. Good order means that your instructions must include:

-    The fund name and account number.
- The amount of the transaction (stated in dollars, shares, or percent). Written instructions must also include:
-    Authorized signatures of registered owners.
-    Signature guarantees, if required for the type of transaction.*
-    Any supporting legal documentation that may be required.

* Call Vanguard for specific signature-guarantee requirements.

23


FUTURE TRADE DATE REQUESTS
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Investing With Vanguard--Buying, Converting, Redeeming, and Exchanging Shares.

ACCOUNTS WITH MORE THAN ONE OWNER
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses because of fraud, so long as we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.
 When intermediaries establish omnibus accounts in the Vanguard funds for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the intermediary to investigate that trading activity and take appropriate action.
 If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

LOW-BALANCE ACCOUNTS
All Vanguard funds reserve the right to liquidate any investment-only retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

 For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if your total Vanguard account assets are $50,000 or more.




CUSTODIAL FEES
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your social security number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.


RIGHTS TO CHANGE POLICIES

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are in the best interest of a fund.



FUND AND ACCOUNT UPDATES


CONFIRMATION STATEMENTS

We will send you a confirmation statement to verify your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send such statements if they reflect only money market checkwriting or the reinvestment of dividend or capital gains distributions. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


PORTFOLIO SUMMARIES

We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the previous calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard

25


immediately with any questions you may have about any transaction reflected on the summary.


TAX STATEMENTS

We will send you (electronically or by mail, as you refer) annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans.


AVERAGE-COST REVIEW STATEMENTS
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

ANNUAL AND SEMIANNUAL REPORTS

We will send you electronically or by mail, as you prefer) financial reports about Vanguard Convertible Securities Fund twice a year, in January and July. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:

-    Performance assessments with comparisons to industry benchmarks.
-    Reports from the advisor.
-    Financial statements with detailed listings of the Fund's holdings.

 Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

CONTACTING VANGUARD


ONLINE

VANGUARD.COM

-    For the most complete source of Vanguard news

-    For fund, account,  and service information
-    For most account transactions
-    For literature requests n 24 hours a day, 7 days a week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273
(ON-BOARD)
-    For automated fund and account information
- For redemptions by check, exchange (subject to certain limitations), or wire n Toll-free, 24 hours a day, 7 days a week
INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
-    For fund and service information
-    For literature requests
-    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at
1-800-749-7273)
-    For account information
-    For most account transactions
-    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
-    For information and services for large institutional investors
-    Business hours only


INTERMEDIARY SALES SUPPORT
1-800-997-2798
- For information and services for financial intermediaries incuding broker-dealers, trust institutions, insurance companies, and financial advisors.
-    Business hours only


VANGUARD ADDRESSES
Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

REGULAR MAIL (INDIVIDUALS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

27
REGISTERED, EXPRESS, OR OVERNIGHT MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-181


FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Convertible Securities Fund--82.










Please use the specific fund number when contacting us about Vanguard Convertible Securities Fund--82. The Vanguard Group, Vanguard, Vanguard.com, VIPER, Plain Talk, Vanguard Tele-Account, Tele-Account, Explorer, and the ship logo are trademarks of The Vanguard Group, Inc. Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund. All other marks are the exclusive property of their respective owners.

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CONVERTIBLE SECURITIES
Hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond (or preferred stock), a convertible security pays a fixed income rate (dividend), but may be converted into common stock at a specific price or conversion rate.

DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

NON-INVESTMENT-GRADE
A bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                 [THE VNAGUARD GROUP /(R)/ LOGO]

                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600


FOR MORE INFORMATION

If you would like more information about Vanguard Convertible Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION DEPARTMENT
P.O. BOX 2600 VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
     You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available EDGAR Database on the on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number. 811-4627


                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.

                                                                     P082 122004

                   VANGUARD/(R)/ CONVERTIBLE SECURITIES FUND

                      For Participants . December 1, 2004

STOCK
PROSPECTUS

This prospectus
contains financial data for the Fund through the fiscal period ended May 31, 2004.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                  [THE VNAGUARD GROUP/(R)/ LOGO]

VANGUARD CONVERTIBLE SECURITIES FUND

Participant Prospectus
December 1, 2004


--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

  1 FUND PROFILE
  3 ADDITIONAL INFORMATION
  4 MORE ON THE FUND
 10 THE FUND AND VANGUARD
 11 INVESTMENT ADVISOR
 12 DIVIDENDS, CAPITAL GAINS, AND TAXES
 12 SHARE PRICE
 13 FINANCIAL HIGHLIGHTS
 15 INVESTING WITH VANGUARD
 16 ACCESSING FUND INFORMATION
    BY COMPUTER

 GLOSSARY OF INVESTMENT TERMS

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 1-800-662-7447.
-------------------------------------------------------------------------------

1

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide current income and long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its assets in convertible securities, which are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants or common stock attached. Convertible securities tend to have credit ratings that are below investment-grade.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
- Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.
- Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with a similar investment objective.




- Credit risk, which is the chance that a convertible security issuer will fail to pay interest or dividends and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline. Companies that issue convertible securities are often small to medium size, and they often have low credit ratings. In addition, the credit rating of a company's convertible securities is generally lower than that of its conventional debt securities. Convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its
     conventional   debt  before  it  can  make  payments  on  its   convertible
     securities.
- Interest rate risk, which is the chance that prices of convertible securities will decline along with overall bond prices because of rising interest rates. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the price of the issuing company's common stock.


PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and an average convertible securities fund. Keep in mind that the Fund's past returns do not indicate how it will perform in the future.

                                                                           2
     ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
      ----------------------------------------------------
[BAR CHART]
[Range -20% - 40%]
                   1994   -5.68%
                   1995   16.74
                   1996   15.44
                   1997   16.39
                   1998    0.56
                   1999   30.36
                   2000    4.21
                   2001   -3.09
                   2002   -9.35
                   2003   31.58
      ----------------------------------------------------

The year-to-date return as of the most recent calendar quarter, which ended September 30, 2004, was 1.81%.

      ----------------------------------------------------

 During the periods shown in the bar chart, the highest return for a calendar quarter was 20.65% (quarter ended December 31, 1999), and the lowest return for a quarter was -15.20% (quarter ended September 30, 1998).



--------------------------------------------------------------------------------
      AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2003
--------------------------------------------------------------------------------
                                     1 YEAR           5 YEARS           10 YEARS
--------------------------------------------------------------------------------
VANGUARD CONVERTIBLE SECURITIES FUND 31.58%             9.44%              8.86%
--------------------------------------------------------------------------------
COMPARATIVE BENCHMARKS:
 CS First Boston Convertible
   Securities Index*                 28.50%             7.68%              9.24%
 Merrill Lynch All US\
  Convertibles Index**               27.15              6.89               9.46
 Average Convertible
  Securities Fund+                   26.71              7.19               8.77
--------------------------------------------------------------------------------
*CS First Boston  Convertible  Securities Index was the Fund's benchmark through
November 30, 2004.
**Credit  Suisse First  Boston is  eliminating  the CS First Boston  Convertible
Securities  Index.  Effective  December  1,  2004,  the  Merrill  Lynch  All  US
Convertibles Index, an index of U.S. corporate  convertible  securities,  is the
Fund's benchmark index.
+Derived from data provided by Lipper Inc.
-------------------------------------------------------------------------------



FEES AND EXPENSES

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Transaction costs incurred by the Fund for buying and selling securities are not reflected in the table. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.





      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                            None
      Purchase Fee:                                                        None
      Sales Charge (Load) Imposed on Reinvested Dividends:                 None
      Redemption Fee:                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                0.69%
      12b-1 Distribution Fee:                                              None
      Other Expenses:                                                     0.02%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                              0.71%

3


 The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.




---------------------------------------------------
   1 YEAR      3 YEARS    5 YEARS      10 YEARS
--------------------------------------------------
     $73          $227        $395         $883
--------------------------------------------------




     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                                  FUND EXPENSES


All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. We expect Vanguard Convertible Securities Fund's expense ratio for the fiscal yearto be 0.71%, or $7.10 per $1,000 of average net assets. The average convertible securities mutual fund had expenses in 2003 of 1.64%, or $16.40 per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                        NEWSPAPER ABBREVIATION
Dividends are distributed quarterly in March,      Convrt
June, September, and December; capital gains, if
any, are distributed in December.                  VANGUARD FUND NUMBER
                                                   82
INVESTMENT ADVISOR
Oaktree Capital Management, LLC, Los Angeles,      CUSIP NUMBER
Calif., since 1996                                 922023106

INCEPTION DATE                                     TICKER SYMBOL
June 17, 1986                                      VCVSX

NET ASSETS AS OF MAY 31, 2004
$1 billion
--------------------------------------------------------------------------------

                                                                           4
MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

 The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. The Fund's policy of investing at least 80% of its assets in convertible securities may be changed only upon 60 days' notice to shareholders.


MARKET EXPOSURE

Normally, the Fund invests at least 80% of its assets in convertible securities. These securities include corporate bonds and preferred stocks that are convertible into common stock, as well as debt securities with warrants (which permit their owners to buy a specific amount of stock at a predetermined price) or common stock attached.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                             CONVERTIBLE SECURITIES

Convertible securities are "hybrid" securities--that is, they have some characteristics of bonds and some of common stocks. Like a bond, a convertible security typically pays a fixed rate of interest (or dividends) and promises to repay principal at a given time in the future. However, an investor can exchange the convertible security for a specific number of shares of the issuing company's common stock at a "conversion price" specified when the convertible security is issued. Accordingly, the value of the convertible security increases (or decreases) with the price of the underlying common stock. Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.
--------------------------------------------------------------------------------



 When a convertible security's predetermined conversion price is about the same as the price of the issuing company's common stock, the convertible security tends to behave more like the common stock. In such a case, the convertible security's price may be as volatile as that of the common stock.

[FLAG] PRICES OF THE FUND'S  CONVERTIBLE  HOLDINGS MAY  FLUCTUATE IN RESPONSE TO
     PRICE CHANGES IN THE UNDERLYING COMMON STOCKS. THEREFORE, THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE CHANCE THAT STOCK PRICES OVERALL WILL DECLINE. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

5

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.



----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2003)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS    20 YEARS
----------------------------------------------------------
Best                  54.2%    28.6%     19.9%        17.8%
Worst                -43.1    -12.4     - 0.8          3.1
Average               12.4     10.7      11.2         11.3
----------------------------------------------------------



 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2003. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.7%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or the Fund in particular.

 When a convertible security's predetermined conversion price is much higher than the price of the issuing company's common stock, the convertible security takes on the characteristics of a bond. At such times, the price of the security will move in the opposite direction of interest rates.

[FLAG] THE FUND IS  SUBJECT TO  INTEREST  RATE  RISK,  WHICH IS THE CHANCE  THAT
     PRICES OF CONVERTIBLE SECURITIES WILL DECLINE ALONG WITH OVERALL BOND PRICES BECAUSE OF RISING INTEREST RATES. CONVERTIBLE SECURITIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE CHANGES WHEN THEIR PREDETERMINED CONVERSION PRICE IS MUCH HIGHER THAN THE PRICE OF THE ISSUING COMPANY'S COMMON STOCK.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------



 Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

                                                                           6
 To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.


--------------------------------------------------------------------------------
                        HOW INTEREST RATE CHANGES AFFECT
                           THE VALUE OF A $1,000 BOND*
------------------------------------------------------------------------------
                              AFTER A 1%  AFTER A 1%  AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)         INCREASE    DECREASE    INCREASE      DECREASE
------------------------------------------------------------------------------

Short-Term (2.5 years)              $977      $1,024        $954      $1,049
Intermediate-Term (10 years)         922       1,086         851       1,180
Long-Term (20 years)                 874       1,150         769       1,328
------------------------------------------------------------------------------



 These figures are for illustration only; you should not regard them as an indication of future returns from the bond market as a whole or the Fund in particular.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT

                        THE CONVERTIBLE SECURITIES MARKET

While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through conversion or redemption) and replaced with new issues causes the convertible securities market to change more rapidly than other markets. For example, a concentration of available securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of this market to the volatility of the equity markets and to the special risks of those innovations. In addition, although the convertible securities market historically has had a below-investment-grade average credit quality compared with that of the overall bond market, the percentage of outstanding issues that are lower-grade or unrated may fluctuate depending on market conditions.
--------------------------------------------------------------------------------






 The Fund is permitted to invest in securities with innovative structures, which have become more common in the convertible securities market. These include "mandatory conversion" securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio. Mandatory conversion securities may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include "equity-linked" securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and equity securities, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles.

7

[FLAG] THE  FUND  IS  SUBJECT  TO  CREDIT  RISK,  WHICH  IS  THE  CHANCE  THAT A
     CONVERTIBLE SECURITY ISSUER WILL FAIL TO PAY INTEREST OR DIVIDENDS AND PRINCIPAL IN A TIMELY MANNER, OR THAT NEGATIVE PERCEPTIONS OF THE ISSUER'S ABILITY TO MAKE SUCH PAYMENTS WILL CAUSE THE PRICE OF THAT SECURITY TO DECLINE.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY

A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------



 Companies that issue convertible securities often do not have high credit ratings. In addition, the credit rating of a company's convertible securities is typically lower than the rating of the company's conventional debt securities, because convertibles are normally considered "junior" securities--that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities.
 The Fund invests primarily in convertible securities that are rated B, Ba, or Baa by Moody's Investors Service, Inc., or B, BB, or BBB by Standard & Poor's. Reflecting the universe of convertible securities, most of the Fund's rated holdings are below investment-grade. The Fund may also invest in nonrated securities that, in the opinion of the advisor, are equivalent in quality to rated securities eligible for purchase by the Fund. Therefore, credit risk is greater for the Fund than for funds that invest in higher-grade bonds.

[FLAG] BONDS RATED LESS THAN BAA BY MOODY'S OR BBB BY STANDARD & POOR'S, SUCH AS
     THOSE HELD BY THE FUND, ARE CLASSIFIED AS NON-INVESTMENT-GRADE. THESE BONDS CARRY A HIGH DEGREE OF RISK AND ARE CONSIDERED SPECULATIVE BY THE MAJOR RATING AGENCIES.

 As of May 31, 2004, the Fund's convertible securities holdings had the following credit-quality characteristics:



-----------------------------------------------------------
                                              PERCENTAGE OF
INVESTMENT*                               FUND'S NET ASSETS
-----------------------------------------------------------
Aaa/AAA                                                 0%
Aa/AA                                                   0
A/A                                                     7
Baa/BBB                                                19
Ba/BB                                                   5
B/B                                                    36
Below B/B                                              15
Not Rated                                              18
-----------------------------------------------------------
*Excludes common and preferred stocks and derivatives, which are not subject to ratings categorization.

-----------------------------------------------------------




SECURITY SELECTION


Oaktree Capital Management, LLC (Oaktree), advisor to the Fund, uses a bottom-up investment approach to select convertibles considered to have the best balance of upside potential and downside protection. Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features--true hybrid securities--and sells the issues when characteristics become too similar to those of conventional bonds or common stocks. Company creditworthiness also is a key consideration in security selection.

 The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS  SUBJECT  TO  MANAGER  RISK,  WHICH IS THE  CHANCE  THAT POOR
     SECURITY SELECTION WILL CAUSE THE FUND TO UNDERPERFORM OTHER FUNDS WITH A SIMILAR INVESTMENT OBJECTIVE.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in convertible securities, the Fund may invest in nonconvertible corporate or U.S. government bonds, common stocks, or money market instruments, and may make other kinds of investments to achieve its objective.
 The Fund is authorized to invest up to 20% of its assets in foreign securities that are denominated in U.S. dollars. These securities may be traded on U.S. or foreign markets. As a result, the Fund is subject to country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

 The Fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a traditional security (such as a stock or bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

9

CASH MANAGEMENT

Vanguard may invest the Fund's daily cash balance in one or more Vanguard(R) CMT Funds, which are very low-cost money market funds. The Fund is permitted to invest in the CMT Funds under the terms of an exemption granted by the Securities and Exchange Commission (SEC). The Fund bears its proportionate share of the "at-cost" expenses of the Vanguard CMT Fund in which it invests.


TEMPORARY INVESTMENT MEASURES

The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective.

FREQUENT TRADING OR MARKET-TIMING

Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. As money is shifted in and out by a shareholder engaging in frequent trading, a fund incurs expenses for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Frequent trading may also interfere with an advisor's ability to efficiently manage the fund. The Vanguard funds do not accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the funds for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:
-    Each   Vanguard   fund   reserves   the  right  to  reject   any   purchase
     request--including exchanges from other Vanguard funds--without notice and regardless of size. A purchase request could be rejected if Vanguard determines that such purchase may disrupt a fund's operation or performance or because of a history of frequent trading by the investor.
- Each Vanguard fund (other than money market funds and VIPER/(R)/ Shares) limits the number of times that an investor can exchange into and out of the fund.
- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.


 See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.
 Each fund (other than money market funds), in determining its net asset value, may use fair-value pricing. When used, fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

 DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

                                                                          10
TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. The average turnover rate for all convertible securities funds was 86%, as reported by Morningstar, Inc., on August 31, 2004.




--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs, which are not included in the fund's expense ratio, could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income.
--------------------------------------------------------------------------------





THE FUND AND VANGUARD


The Fund is a member of The Vanguard Group, a family of 36 investment companies with more than 130 funds holding assets in excess of $750 billion. All of the funds that are members of The Vanguard Group share in the expenses associated with administrative services and business operations, such as personnel, office space, equipment, and advertising.
 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund (or in the case of a fund with multiple share classes, each share class of the fund) pays its allocated share of The Vanguard Group's marketing costs.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE


 The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an "at-cost" basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

11
INVESTMENT ADVISOR


Oaktree Capital Management, LLC, 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071, advisor to the Fund, is an investment advisory firm founded in 1995. Oaktree focuses on certain specialized investment areas, including convertible securities. As of May 31, 2004, Oaktree managed about $28.3 billion in assets. The firm manages the Fund subject to the supervision and oversight of the trustees and officers of the Fund.


     Oaktree's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, Oaktree's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with that of the Merrill Lynch All US Convertibles Index over the same period. Please consult the Fund's Statement of Additional Information for more information about the Fund's investment advisory arrangements.


 Note that this performance fee structure will not be in full operation until the quarter ending November 30, 2007; before then, advisory fees will be calculated using certain transition rules that are explained in the Statement of Additional Information.


 For the fiscal period ended May 31, 2004, the advisory fee represented an effective annual rate of 0.36% of the Fund's average net assets before a performance-based increase of 0.09%.


 The advisor, when trading securities on behalf of the Fund, seeks total costs or total proceeds that are the most favorable under the circumstances applicable to each transaction (best execution). The advisor selects broker-dealers based on its assessment of their ability to provide best execution.


 Under the terms of an SEC exemption, the Fund's board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment advisor--either as a replacement for an existing advisor or as an additional advisor. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time. Vanguard may also recommend to the board of trustees that an advisor be hired, terminated, or replaced, or that the terms of an existing advisory agreement be revised.



--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISOR

 The manager primarily responsible for overseeing the Fund's investments is:

 LARRY W. KEELE, Principal and a founder of Oaktree Capital Management, LLC, in 1995. He has worked in investment management since 1981; has managed investment portfolios since 1983; and has managed the Fund since 1996.
 Education: B.A., Tennessee Tech University; M.B.A., University of South
 Carolina.
--------------------------------------------------------------------------------

                                                                          12
DIVIDENDS, CAPITAL GAINS, AND TAXES


FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses) as well as any net capital gains realized from the sale of its holdings. Income dividends generally are distributed in March, June, September, and December; capital gains distributions generally occur in December.
 Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------




SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
 Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Debt securities and preferred stocks held by a fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.


 When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security's owner might reasonably expect to receive upon its sale. A fund also may use fair-value pricing if the value of a security it holds has been materially affected by events occurring before the fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, which may trade on foreign exchanges that close many hours before the fund's pricing time. Intervening events might be company-specific (e.g., earnings report, merger announcement); country-specific (e.g., natural disaster, economic or political news, act of terrorism, interest rate change); or global. Intervening events include price movements in U.S. markets that are deemed to affect the value of foreign securities. Although rare, fair-value pricing also may be used for domestic securities--for example, if (1) trading in a security is halted and does not resume before the fund's pricing time or if a security does not trade in the course of a day, and (2) the fund holds enough of the security that its price could affect

13

the fund's NAV.


     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


the fund's NAV. A fund may use fair-value pricing with respect to its fixed-income securities (1) on bond market holidays when the fund is open for business (such as Columbus Day and Veterans Day), or (2) if the value of a bond it holds has been materially affected by events occurring before the fund's pricing time but after 3 p.m., Eastern time (per industry standard, pricing services base bond prices on the 3 p.m. yield curve).
     Fair-value prices are determined by Vanguard according to procedures adopted by the board of trustees. When fair-value pricing is employed, the prices of securities used by a fund to calculate its NAV may differ from quoted or published prices for the same securities.

 Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS


The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). The information for the six-month period ended May 31, 2004, has not been audited by an independent registered public accounting firm. The information for all other periods in the table through November 30, 2003, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began the fiscal period ended May 31, 2004, with a net asset value (price) of $13.05 per share. During the period, the Fund earned $0.20 per share from investment income (interest and dividends) and $0.20 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.23 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the period was $13.22, reflecting earnings of $0.40 per share and distributions of $0.23 per share. This was an increase of $0.17 per share (from $13.05 at the beginning of the period to $13.22 at the end of the period). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 3.06% for the period.

As of May 31, 2004, the Fund had approximately $1 billion in net assets. For the period, its annualized expense ratio was 0.71% ($7.10 per $1,000 of net assets), and its annualized net investment income amounted to 3.03% of its average net assets. The Fund sold and replaced securities valued at an annualized rate 110% of its net assets.
--------------------------------------------------------------------------------



CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------------------------------------
                                          SIX MONTHS ENDED         YEAR ENDED NOVEMBER 30,
                                                   MAY 31, ---------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD       2004      2003        2002      2001       2000      1999
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $13.05   $10.57      $12.12    $12.68     $13.18   $11.10
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                .20      .41         .47       .53        .56      .52
  Net Realized and Unrealized Gain (Loss)
    on Investments                                     .20     2.48       (1.53)     (.04)       .19     2.13
--------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                     .40     2.89       (1.06)      .49        .75     2.65
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                (.23)    (.41)       (.49)     (.54)      (.55)    (.57)
  Distributions from Realized Capital Gains           . --     . --        . --      (.51)      (.70)    . --
--------------------------------------------------------------------------------------------------------------
    Total Distributions                               (.23)    (.41)       (.49)    (1.05)     (1.25)    (.57)
--------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                      $13.22   $13.05      $10.57    $12.12     $12.68   $13.18
==============================================================================================================

TOTAL RETURN                                         3.06%   28.07%      -8.88%     3.98%      5.27%   24.85%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period (Millions)              $1,065     $817        $291      $300       $323     $180
  Ratio of Total Expenses to Average Net Assets*   0.71%**    0.84%       0.95%     0.71%      0.56%    0.55%
  Ratio of Net Investment Income to
   Average Net Assets                              3.03%**    3.82%       4.27%     4.21%      4.19%    4.30%
  Portfolio Turnover Rate                           110%**     127%        118%      156%       182%     162%
==============================================================================================================
* Includes  performance-based  investment advisory fee increases  (decreases) of
0.09%, 0.13%, 0.21%, 0.01%, (0.14%), and (0.22%).
**Annualized.

15
INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188.
- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS


Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.
 In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard or its authorized agent receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your TRADE DATE.


EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard/(R)/ funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

 If you are exchanging out of the International Growth Fund, International Value Fund, International Explorer(TM) Fund, European Stock Index Fund, Pacific Stock Index Fund, Emerging Markets Stock Index Fund, Total International Stock
Index Fund, Developed Markets Index Fund, or Institutional Developed Markets Index Fund, regardless of the dollar amount, the following policy generally applies:

- You must wait 90 days before exchanging back into the fund from any source.
-    The 90-day clock restarts after every exchange out of the fund.
- Exchanges out of the fund will not prevent you from making your usual periodic contributions to the fund through your employer plan.

 For ALL OTHER VANGUARD FUNDS, the following policy generally applies:
- Participant exchange activity is limited to no more than FOUR "ROUND TRIPS" THROUGH NON-MONEY-MARKET FUNDS during any 12-month period. A "round trip" is an exchange redemption from a fund followed by an exchange purchase back into the Fund.

 Please note that Vanguard reserves the right to revise the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange-privilege limitations of two funds, the stricter policy will apply to the transaction.

 Before making an exchange to or from another fund available in your plan, consider the following:
- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.
- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 1-800-523-1188 for a copy.
- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on the exchange policies that apply to your plan.

 If Vanguard does not administer your plan, your plan's administrator will establish omnibus accounts in the Vanguard funds. We cannot monitor the individual participants' trading activity through omnibus accounts. However, we review trading activity at the omnibus account level and we look for activity that may indicate potential frequent trading or market timing. If we detect suspicious trading activity, we will seek the assistance of the plan administrator to investigate that trading activity and take appropriate action. Please read your plan's materials carefully to learn of any rules or fees that may apply.



ACCESSING FUND INFORMATION BY COMPUTER


VANGUARD ON THE WORLD WIDE WEB WWW.VANGUARD.COM

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.








The Vanguard Group, Vanguard, Plain Talk, Explorer, VIPER, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CONVERTIBLE SECURITIES

Hybrid securities, combining the investment characteristics of both bonds and common stocks. Like a bond (or preferred stock), a convertible security pays a fixed income rate (dividend), but may be converted into common stock at a specific price or conversion rate.


DIVIDEND DISTRIBUTION
Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.

FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

INVESTMENT ADVISOR
An organization that makes the day-to-day decisions regarding a fund's investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade"; other bonds may be considered by the advisor to be investment-grade.

MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

NON-INVESTMENT-GRADE
A bond whose credit-quality rating is equivalent to or below Moody's Ba or Standard & Poor's BB. These high-risk corporate bonds are commonly referred to as "junk bonds."

PRINCIPAL
The face value of a debt instrument or the amount of money put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                                     [SHIP LOGO]
                                                 [THE VNAGUARD GROUP /(R)/ LOGO]


                                                          Institutional Division
                                                            Post Office Box 2900
                                                     Valley Forge, PA 19482-2900
FOR MORE INFORMATION

If you would like more information about Vanguard Convertible Securities Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.
To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
PARTICIPANT ACCESS CENTER
P.O. BOX 2900 VALLEY FORGE, PA 19482-2900

TELEPHONE:
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

                                WORLD WIDE WEB:
WWW.VANGUARD.COM

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number. 811-4627


                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


                                                                     I082 122004

                                     PART B

                      VANGUARD CONVERTIBLE SECURITIES FUND

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 1, 2004


This Statement is not a prospectus but should be read in conjunction with the Fund's current prospectus (dated December 1, 2004). To obtain, without charge, the prospectus or the most recent Annual Report to Shareholders, which contains the Fund's financial statements as hereby incorporated by reference, please call:


                        INVESTOR INFORMATION DEPARTMENT:
                                 1-800-662-7447


                                TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-17
SHARE PRICE...........................................................B-18

PURCHASE AND REDEMPTION OF SHARES.....................................B-18
INVESTING WITH VANGUARD THROUGH OTHER FIRMS...........................B-19

MANAGEMENT OF THE FUND................................................B-19
INVESTMENT ADVISORY SERVICES..........................................B-23

PORTFOLIO TRANSACTIONS................................................B-27

PROXY VOTING GUIDELINES ..............................................B-27

YIELD AND TOTAL RETURNS...............................................B-32
FINANCIAL STATEMENTS..................................................B-32
APPENDIX--DESCRIPTION OF SECURITIES AND RATINGS.......................B-32



                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard(R) Convertible Securities Fund (the Trust) was organized as a Maryland corporation in 1986 and was reorganized as a Delaware statutory trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940
Act) as an open-end, diversified management investment company. The Trust currently offers the following fund (and class thereof):


          Vanguard/(R)/ Convertible Securities Fund (Investor Shares)

     The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares. Throughout this document, any references to "class" apply only to the extent the Fund issues multiple classes. Each Fund described in this Statement of Additional Information is a member fund. There are two types of Vanguard funds,"member funds" and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.

SERVICE PROVIDERS


 CUSTODIAN. Wachovia Bank, N.A., 123 S. Broad Street, PA4942, Philadelphia, PA 19109, serves as the Fund's custodian. The custodian is responsible for maintaining the Fund's assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.


 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm audits the Fund's annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Fund's transfer agent and dividend-paying agent is Vanguard, 100 Vanguard Boulevard, Malvern, PA 19355.



CHARACTERISTICS OF THE FUND'S SHARES

 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Fund's shares, other than the possible future termination of the Fund or share class. The Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the fund or class. Unless terminated by reorganization or liquidation, the Fund and share class will continue indefinitely.

 SHAREHOLDER LIABILITY. The trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

 DIVIDEND RIGHTS. The shareholders of the Fund are entitled to receive any dividends or other distributions declared by the Fund. No shares of the Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of the Fund (or class) held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of the Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) in the case of certain types of mergers or consolidations, share conversions, share exchanges, or sale of shares. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of the Fund's net assets and to change any fundamental policy of the Fund. Unless otherwise required by applicable law, shareholders of the Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that the Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.

 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.

 CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.

 REDEMPTION PROVISIONS. The Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.

 SINKING FUND PROVISIONS. The Fund has no sinking fund provisions.

 CALLS OR ASSESSMENT. The Fund's shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUND


The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the IRC), as amended. This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, the Fund must comply with certain requirements. If the Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by the Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Fund are not eligible for the dividends-received deduction.


                               INVESTMENT POLICIES


Some of the investment policies described below and in the Fund's prospectus set forth percentage limitations on the Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

 The following policies and explanations supplement the Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.

 80% POLICY. Under normal circumstances, the Fund will invest at least 80% of its net assets in convertible securities. In applying the 80% policy, the Fund's assets will include its net assets and any borrowings for investment purposes.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, as amended (the 1940 Act), and by applicable exemptions, no-action letters, interpretations, and other pronouncements by the SEC and its staff, and any other regulatory authority having jurisdiction, from time to time. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.


 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below.) A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position or (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction, or, (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction or segregate sufficient liquid assets. In addition, assets so segregated may not be available to satisfy redemptions or for other purposes.

 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.

 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying debt security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying equity security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.

 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possible greater than, those associated with traditional convertible securities.

 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk.

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

 Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.

 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.

 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.

 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

 DERIVATIVES. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see additional discussion below), forward-commitment transactions (see additional discussion below), options on securities (see additional discussion below), caps, floors, collars, swap agreements (see additional discussion below), and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. A fund will not use derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. There is no assurance that any derivatives strategy used by a fund's advisor will succeed.

 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

 Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the stocks owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities (see discussion above). Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid and more volatile than securities of comparable U.S. issuers. In certain countries, there is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.

 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.

 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism) more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts and options on futures contracts are derivatives (see additional discussion above). A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.

 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." Because the exchange of initial and variation margin payments prior to the settlement date will not represent payment in full for a futures contract, a fund's futures transactions can be considered borrowing transactions. A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The buyer of a call option is said to go "long" a futures contract, while the buyer of a put option is said to go "short" a futures contract. The seller of an option is called an option writer. The purchase price of an option is called the premium. Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. Because the exchange of initial and variation margin payments prior to the expiration date of the option will not represent payment in full for a futures option, a fund's put and call option transactions can be considered borrowing transactions. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.
 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.

 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate or other economic factor (each a "benchmark"). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest.

The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.
 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."

 INTERFUND BORROWING AND LENDING. The SEC has issued an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program.

 OPTIONS. An option is a derivative (see additional discussion above). An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

 The buyer of a call option is said to go "long" on the underlying position, while the buyer of a put option is said to go "short" the underlying position. The seller of an option is called an option writer. The purchase price of an option is called the "premium." Although the potential loss to an option buyer is limited to the amount of the premium plus transaction costs, that person can lose the entire amount of the premium. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC order. Under the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. If a fund invests in investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded in the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts, and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) Municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, (the 1933 Act); (7) and securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers and dealers that trade in the security, and the availability of information about the security's issuer.

 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.

 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the securities lent, to market appreciation or depreciation.

 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent, (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis), (3) the loan be made subject to termination by the fund at any time, and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees, and a fund may pay such fees. In addition, voting rights pass with the lent securities, but if a material event occurs affecting an investment on loan, the loan must be called and the securities voted.

 SWAP AGREEMENTS. A swap agreement is a derivative (see additional discussion above). A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other traditional investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques and risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transaction may be subject to a fund's limitation on investments in illiquid securities.

 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

 Because some swap agreements have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. Certain swap transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."

 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indices or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.

 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

 A fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.

 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the Federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.

 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.

 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies which have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.


 VIPER SHARES. VIPER Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. "VIPER" stands for Vanguard Index Participation Equity Receipts. Any fund that issues VIPER Shares may repurchase those shares on the open market at the current market price if doing so would be advantageous for the fund. A repurchase might be advantageous, for example, because the VIPER Shares are more cost-effective than alternative investments, are selling at a discount to net asset value, will cause the fund to more closely track its index than alternative investments, or some combination of the three. A fund that repurchases its VIPER Shares also may lend those shares to qualified institutional borrowers as part of the fund's securities lending activities. A fund's investments in VIPER Shares are also subject to the descriptions, limitations, and risks described above under the headings "Exchange-Traded Funds" and "Other Investment Companies."


 WARRANTS. Warrants are instruments which give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


The Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.

 BORROWING. The Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or

Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

 COMMODITIES AND OPTIONS. The Fund may not invest in commodities, except that it may invest in stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of the Fund's total assets may be invested in futures contracts or options at any time.

 DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

 ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

 INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

 INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT OBJECTIVE. The investment objective of the Fund is fundamental and so may not be materially changed without a shareholder vote.

 LOANS. The Fund may not lend money to any person except by purchasing bonds or other debt securities, by entering into repurchase agreements, or by lending its portfolio securities to another Vanguard fund through Vanguard's interfund lending program.

 MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

 OIL, GAS, MINERALS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs.

 PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

 REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.

 SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

 UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.


 None of these limitations prevents the Fund from having an ownership interest in Vanguard. As a part owner of Vanguard, the Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Fund" for more information.


 Compliance with the investment limitations set forth above is measured at the time the securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.

                                   SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.

 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although the Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.

                        PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of the Fund is the net asset value per share next determined after the purchase request is received in good order, as defined in the prospectus. The net asset value per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. An order received by Vanguard before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; an order received by Vanguard after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.



REDEMPTION OF SHARES


The Fund may suspend redemption privileges or postpone the date of payment for redeemed shares (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC, (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets, and (3) for such other periods as the SEC may permit.

 The Fund has made an election with the SEC to pay in cash all redemption requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 The Fund does not charge a redemption fee. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


RIGHT TO CHANGE POLICIES

 Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase, service, or privilege at any time without notice; (2) accept initial purchases by telephone; (3) freeze any account and suspend account services when Vanguard has received reasonable notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption, low-balance account, account maintenance, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious fraudulent or illegal activity. Changes may affect all investors or only those in certain classes or groups. These actions will be taken when, in the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.




                  INVESTING WITH VANGUARD THROUGH OTHER FIRMS

The Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf (collectively, Authorized Agents). The Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's net asset value next determined after the order is received by the Authorized Agent. If you invest with Vanguard through another firm, you should review that firm's policies relating to trading in the Vanguard funds.

                             MANAGEMENT OF THE FUND


VANGUARD

The Fund is a member of Vanguard, which consists of more than 100 funds. Through their jointly-owned subsidiary, Vanguard, the funds obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


 Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses, which are allocated among the funds under methods approved by the board of trustees of each fund. In addition, each fund bears its own direct expenses, such as legal, auditing, and custodian fees.

 The funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external advisor for the funds.

 Vanguard, Vanguard Marketing Corporation, the funds' advisors, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by a fund, but place substantive and procedural restrictions on the trading activities of access persons. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 Vanguard was established and operates under an Amended and Restated Funds' Service Agreement, which was approved by the shareholders of each of the funds. The Amended and Restated Funds' Service Agreement provides as follows: (1) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (2) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. The amounts that each fund has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. As of November 30, 2003, the Fund contributed $123,000 to Vanguard, which represented 0.02% of the Fund's net assets and was 0.12% of Vanguard's capitalization.


 MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the funds by third parties.


 DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of Vanguard, provides all distribution and marketing activities for the funds. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies. The funds' trustees review and approve the amount to be spent annually on distribution activities, as well as the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.


 One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for Vanguard, and that no fund shall incur annual distribution expenses in excess of 0.20 of 1% of its average month-end net assets.

 During the fiscal years ended November 30, 2001, 2002, and 2003, the Fund paid the following approximate amounts of Vanguard's management and administrative (including transfer agency), distribution, and marketing expenses: $940,000, $915,000, and $1,601,000, respectively.


 INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to several Vanguard funds. These services are provided on an at-cost basis from an experienced investment management staff employed directly by Vanguard.

OFFICERS AND TRUSTEES


The officers of the Fund manage the day-to-day operations under the direction of the Fund's board of trustees. The trustees set broad policies for the Fund; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect Fund officers. Each trustee serves the Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Fund. Each trustee also serves as a director of Vanguard.



 The following chart shows information for each trustee and executive officer of the Fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.




                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         President, Chairman      May 1987        President,                                                    131
(1954)                   of the Board, Chief                      Officer, and Director (Trustee) of
                         Executive Officer,                       Vanguard and each of the
                         and Trustee                              investment companies served by
                                                                  Vanguard.

INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        The Partners of '63 (pro bono ventures in                     131
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical
                                                                  Research.

Rajiv L. Gupta           Trustee              December 2001       Chairman and Chief Executive Officer (since                   131
(1945)                                                            October 1999 of Rohm and Haas Co.
                                                                  (chemicals); Director of Technitrol, Inc.
                                                                  (electronic components) and Agere Systems
                                                                  (communication components); Board
                                                                  Member of American Chemistry Council;
                                                                  Trustee of Drexel University.

JoAnn Heffernan Heisen   Trustee              July 1998           Vice President, Chief Information Officer, and                131
(1950)                                                            Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/
                                                                  consumer products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Burton G. Malkiel        Trustee              May 1977            Chemical Bank Chairman's Professor of                         129
(1932)                                                            Economics, Princeton University; Director of
                                                                  Vanguard Investment Series plc (Irish
                                                                  investment fund) since November 2001,
                                                                  Vanguard Group (Ireland) Limited (investment
                                                                  management) since November 2001,
                                                                  Prudential Insurance Co. of America, BKF
                                                                  Capital (investment management), The
                                                                  Jeffrey Co. (holding company), and NeuVis,
                                                                  Inc. (software company).


Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                131
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services). Director of the
                                                                  Standard Products Company (supplier for
                                                                  automotive industry) until 1998.

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.


                                              VANGUARD
                         POSITION(S)          FUNDS' TRUSTEE/     PRINCIPAL OCCUPATION(S)                  NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS            OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  131
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), The Mead
                                                                  Corp. (paper products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University.

EXECUTIVE OFFICERS
R. Gregory Barton*       Secretary            June 2001           Managing Director and General Counsel of                      131
(1951)                                                            Vanguard (since September
                                                                  1997); Secretary of Vanguard
                                                                  and of each of the investment companies
                                                                  served by Vanguard (since  June 2001)


Thomas J. Higgins*       Treasurer            July 1998           Principal of The Vanguard Group, Inc.;                        131
(1957)                                                            Treasurer of each of the investment
                                                                  companies served by (since July 1998).

*Officers of the Funds are "Interested Persons" as defined in the 1940 Act.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2002 and 2003, Vanguard paid Greenwich subscription fees amounting to less than $250,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Fund and Vanguard. All independent trustees serve as members of the committee. The committee held five meetings during the Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.


 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES


All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Fund and of all Vanguard funds served by the trustee as of December 31, 2003. As a group, the Fund's trustees and officers own less than 1% of the outstanding shares of the Funds.



                                                                                 AGGREGATE DOLLAR
                                                   DOLLAR RANGE OF FUND    RANGE OF VANGUARD FUND
FUND                                                             SHARES    SHARES OWNED BY TRUSTEE
----                            NAME OF TRUSTEE         OWNED BY TRUSTEE
Vanguard Convertible
Securities Fund                 John J. Brennan                     None             Over $100,000
                               Charles D. Ellis                     None             Over $100,000
                                 Rajiv L. Gupta                     None             Over $100,000
                         JoAnn Heffernan Heisen                     None             Over $100,000
                              Burton G. Malkiel                     None             Over $100,000
                          Alfred M. Rankin, Jr.                     None             Over $100,000
                             J. Lawrence Wilson                     None             Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard funds (with one exception, which is noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds also employ their officers on a shared basis; however, officers are compensated by Vanguard, not the funds.

 INDEPENDENT TRUSTEES. The funds compensate their independent trustees (i.e., the ones who are not also officers of the funds) in three ways:

- The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

 "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of Vanguard.



 COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.


                      VANGUARD CONVERTIBLE SECURITIES FUND
                          TRUSTEES' COMPENSATION TABLE

                                          PENSION OR RETIREMENT         ACCRUED ANNUAL      TOTAL COMPENSATION
                           AGGREGATE           BENEFITS ACCRUED             RETIREMENT        FROM ALL VANGUARD
                        COMPENSATION                 AS PART OF             BENEFIT AT               FUNDS PAID
NAME OF TRUSTEE       FROM THIS FUND(1)    THIS FUND'S EXPENSES(1)     JANUARY 1, 2003(2)           TO TRUSTEES(3)
----------------      ------------------  -------------------------    -------------------   ----------------------
John J. Brennan                 None               None                      None                    None
Charles D. Ellis                $95                 N/A                       N/A                  $111,000
Rajiv L. Gupta                   95                 N/A                       N/A                   111,000
JoAnn Heffernan Heisen           95                  $4                    $3,400                   111,000
Burton G. Malkiel                95                   6                    10,500                   111,000
Alfred M. Rankin, Jr.            95                   5                     5,500                   111,000
J. Lawrence Wilson              110                   5                     7,800                   127,700

---------
/(1)/ The amounts shown in this column are based on the Fund's fiscal year ended November 30, 2003.
/(2)/ Each trustee is eligible to receive retirement benefits only after completing at least 5 years (60 consecutive months) of service as a trustee for the Vanguard funds. The annual retirement benefit will be paid in monthly installments, beginning with the month following the trustee's retirement from service, and will cease after 10 years of payments (120 monthly installments). Trustees who began their service on or after January 1, 2001, are not eligible to participate in the retirement benefit plan.
/(3) /The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 118 Vanguard funds (116 in the case of Mr. Malkiel) for the 2003 calendar year.


                          INVESTMENT ADVISORY SERVICES

The Fund has entered into an investment advisory agreement with Oaktree Capital Management, LLC (Oaktree), a registered investment advisor under the Investment Advisers Act of 1940, as amended, under which Oaktree manages the investment and reinvestment of the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. Oaktree discharges its responsibilities subject to the supervision and oversight of the Fund's officers and trustees.

 Under the agreement, the Fund pays Oaktree an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end assets for the quarter (the Basic Fee):

NET ASSETS                         ANNUAL RATE
----------
First $100 million                      0.425%
Next $100 million                       0.400%
Next $100 million                       0.375%
Next $100 million                       0.350%
Assets in excess of $400 million        0.325%


 The Basic Fee payment to Oaktree may be increased or decreased by a Performance Fee Adjustment (the Adjustment). The Adjustment is a percentage of the Basic Fee and changes proportionately with the investment performance of the Fund relative to the investment performance of the Merrill Lynch All US Convertibles Index (the Index). The following table sets forth the Adjustment of the Basic Fee payable by the Fund to Oaktree under the investment advisory agreement.



CUMULATIVE 36-MONTH                               PERFORMANCE FEE ADJUSTMENT AS
PERFORMANCE OF THE                                    A PERCENTAGE OF BASIC FEE
FUND VS. THE INDEX FOR THE
RELEVANT PERIOD
---------------
trails by -2% or more                                           -50%x Basic Fee
trails by 0 to -2%                   linear decrease from 0 to -50% x Basic Fee
exceeds by 0 to +2%                  linear increase from 0 to +50% x Basic Fee
exceeds by +2% or more                                          +50%x Basic Fee

 The Adjustment will be calculated as follows:

 To calculate the Adjustment for a given quarter, (1) for the prior 36 months, the difference between the investment performance of the Fund and the investment performance of the Index (the "Performance Differential") will be calculated, and (2) the Adjustment will be the appropriate percentage of the Basic Fee* for an average quarter in the prior 36 months determined from the table above.


 * For purposes of this calculation, the relevant Basic Fee is calculated by applying the quarterly rate against average assets over the same time period for which the performance is measured.

TRANSITION RULE FOR CALCULATING OAKTREE'S COMPENSATION. The Index will not be fully operable as the sole performance index used to determine the Advisor's Adjustment until the quarter ending November 30, 2007. Until that date, the Advisor's Adjustment will be determined by linking the investment performance of the Merrill Lynch All US Convertibles Index and that of the Credit Suisse First Boston Convertible Index.

 QUARTER ENDING FEBRUARY 28, 2005. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the eleven quarters ending November 30, 2004 with that of the Merrill Lynch All US Convertibles Index for the one quarter ending February 28, 2005.

 QUARTER ENDING MAY 31, 2005. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the ten quarters ending November 30, 2004 with that of the Merrill Lynch All US Convertibles Index for the two quarters ending May 31, 2005.

 QUARTER ENDING AUGUST 31, 2005. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the nine quarters ending November 30, 2004 with that of the Merrill Lynch All US Convertibles Index for the three quarters ending August 31, 2005.

 QUARTER ENDING NOVEMBER 30, 2005 The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the eight quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the four quarters ending November 30, 2005.

 QUARTER ENDING FEBRUARY 28, 2006. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the seven quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the five quarters ending February 28, 2006.

 QUARTER ENDING MAY 31, 2006. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the six quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the six quarters ending May 31, 2006.

 QUARTER ENDING AUGUST 31, 2006. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the five quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the seven quarters ending August 31, 2006.

 QUARTER ENDING NOVEMBER 30, 2006. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the four quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the eight quarters ending November 30, 2006.

 QUARTER ENDING FEBRUARY 28, 2007. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the three quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the nine quarters ending February 28, 2007.

 QUARTER ENDING MAY 31, 2007. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the two quarters ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the ten quarters ending May 31, 2007.

 QUARTER ENDING AUGUST 31, 2007. The Adjustment will be determined by linking the investment performance of the Credit Suisse First Boston Convertible Index for the one quarter ending November 30, 2004, with that of the Merrill Lynch All US Convertibles Index for the eleven quarters ending August 31, 2007.

 QUARTER ENDING NOVEMBER 30, 2007. The benchmark transition is complete.

 During the fiscal years ended November 30, 2001, 2002, and 2003, the Fund incurred the following investment advisory fees:

                                                         2001          2002              2003
                                                         ----         -----              ----
Basic Fee                                          $1,273,000    $1,139,000        $1,996,000
Increase or Decrease for Performance Adjustment        21,000       589,000           675,000
                                                   ----------    ----------       -----------
Total                                              $1,294,000    $1,728,000        $2,671,000



DURATION AND TERMINATION OF INVESTMENT ADVISORY ARRANGEMENTS

The Fund's current agreement with its advisor is renewable for successive one-year periods if (1) the agreement is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval or (2) the agreement is specifically approved by a vote of a majority of the Fund's outstanding voting securities. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to Oaktree, (2) by a vote of a majority of the Fund's outstanding voting securities, or (3) by Oaktree upon 90 days' written notice to the Fund.

DESCRIPTION OF OAKTREE

Oaktree specializes in selected niche investment markets. The founders of Oaktree formed the company in April 1995 after having managed convertible securities, distressed debt, distressed real-estate activities, principal investments, and high yield bond accounts for Trust Company of the West (TCW) since 1985.

 Larry W. Keele, Principal and one of the five founders of Oaktree, serves as the Fund's manager. Mr. Keele is supported by research and other investment services provided by the professional staff of Oaktree.

 BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS. The Fund's board of trustees oversees the Fund's management and performance on a regular basis, and the board determines annually whether to approve and renew the Fund's investment advisory agreement. Vanguard provides the board with monthly, quarterly, and annual analyses of the advisor's performance. In addition, the investment advisor provides the board with quarterly self-evaluations and certain other information the board deems important to evaluate the short- and long-term performance of the advisor. The Fund's portfolio managers meet with the board periodically to discuss the management and performance of the Fund.

 When considering whether to renew an investment advisory contract, the board examines several factors, but does not identify any particular factor as controlling their decision. Some of the factors considered by the board include: the nature, extent, and quality of the advisory services provided as well as other material facts, such as the investment performance of the Fund's assets managed by the advisor and the fair market value of the services provided. The board reviews and considers the extent to which the advisor has realized or will realize economies of scale as the Fund grows. Additional information is provided to the board detailing other sources of revenue to the advisor or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the advisor and its affiliates, if relevant, and the advisor's control of the investment expenses of the Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

 For Vanguard Convertible Securities Fund, the board also takes into account the nature of the fee arrangements, which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the advisor's fee with the investment returns delivered to shareholders.

 The board also reviews the investment performance of the Fund compared with a peer group of funds and an appropriate index or combination of indexes, in addition to a comparative analysis of expense ratios of, and advisory fees paid by, similar funds. Credit Suisse First Boston is eliminating the Credit Suisse First Boston Convertible Securities Index, which was the benchmark index for the Fund. Accordingly, the Fund's board of trustees approved Merrill Lynch All US Convertibles Index, a similar index tracking U.S. corporate convertible securities, as the new benchmark index, effective December 1, 2004.


 In its most recent review of the Fund's advisory agreement, the board identified no single factor that controlled the decision. The primary factors underlying the board's determination to renew the fund's advisory arrangements were as follows:





                                                                                                                  ADVISORY FEES
                                                AVERAGE ANNUAL RETURN (BEFORE TAXES)                            EXPRESSED AS AN
                                                ------------------------------------                            ANNUAL EFFECTIVE
                                      1 YEAR ENDED      5 YEARS ENDED      10 YEARS ENDED                      RATE OF THE FUNDS'
                                        11/30/2003         11/30/2003          11/30/2003    EXPENSE RATIO     AVERAGE NET ASSETS
                                       -----------       ------------      --------------    -------------     ------------------
VANGUARD CONVERTIBLE                        28.07%              9.79%               8.71%            0.84%                  0.38%
 SECURITIES FUND
Average Convertible Securities Fund*        22.06               7.03                8.44             1.49                   0.62
CS First Boston Convertible
 Securities Index**                         23.66               8.28                9.12              N/A                    N/A
Merrill Lynch All US
 Convertibles Index**                       22.47               7.46                9.30              N/A                    N/A
 *Derived from data provided by Lipper Inc.
**Credit  Suisse First  Boston is  eliminating  the CS First Boston  Convertible
Securities  Index.  The Fund's board of trustees  approved  Merrill Lynch All US
Convertibles Index as the new benchmark, effective December 1, 2004.


- The board considered the Fund's short- and long-term performance records, which are disclosed in the table above. The board determined that the performance results for the Fund were reasonable, particularly over the long-term, as compared with relevant performance standards, including the performance results of the average peer group fund (derived from data provided by Lipper Inc.) and other appropriate benchmarks.

- The board assessed the advisory fee paid by the Fund and compared it to the average advisory fee for the Fund's Lipper peer group. The board took into account the nature of the fee arrangements, which include breakpoints that decrease the fee rate as the size of the advisor's portfolio increases. The board concluded that the advisory fee paid to Oaktree was reasonable and was significantly less that the average advisory fee paid by others in the Fund's Lipper peer group.

- The board evaluated the advisor's investment staff and portfolio management process, and reviewed the composition and overall performance of the advisor's portfolio on both a short-term and long-term basis. Following the review, the board noted the portfolio management team's outstanding experience and education. The board concluded that the advisor's investment staff and portfolio management process were solid and were suitable for the Fund.

- Finally, the board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgment, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Oaktree.

                             PORTFOLIO TRANSACTIONS


The advisor, pursuant to its agreement with the Fund, is authorized (with the approval of the Fund's board of trustees) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and is directed to use it's best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund under the circumstances. The advisor has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

 In placing securities transactions, the advisor will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers who supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the advisor. The advisor considers the investment services it receives useful in the performance of its obligations under the agreement, but is unable to determine precisely the amount by which such services may reduce its expenses.

 The agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's board of trustees, the advisor may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the advisor to the Fund.

 Currently, it is the Fund's policy that the advisor may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. The advisor will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the advisor and/or the Fund. However, the Fund has informed the advisor not to pay higher commission rates specifically for the purpose of obtaining research services.

 During the fiscal years ended November 30, 2001, 2002, and 2003, the Fund paid the following amounts in brokerage commissions: $45,000, $76,000, and $115,000, respectively.

 Some securities that are considered for investment by the Fund may also be appropriate for other Vanguard funds or for other clients served by the advisor. If such securities are compatible with the investment policies of the Fund and one or more of the advisor's other clients, and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by the advisor and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the advisor in a manner deemed equitable by the advisor. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.


                             PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated day-to-day oversight of proxy voting to the Proxy Oversight Committee (the Committee), comprised of senior Vanguard officers and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board.

 Our overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of our fund shareholders--over the long term. While our goal is simple, the proposals we receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. The Board has designed the guidelines to stress Vanguard's role as a fiduciary with responsibility for evaluating each proposal on its merits, based on the particular facts and circumstances as presented. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the funds voting as a block. In some cases, however, funds may vote differently, depending upon the nature and objective of the funds, the composition of their portfolios and other factors.

 The guidelines do not permit Vanguard to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if refraining from voting would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.

 In evaluating proxy proposals, we consider information from many sources, including the portfolio manager for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment.


I. THE BOARD OF DIRECTORS

A. ELECTION OF DIRECTORS

We believe that good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.

 While we will generally support the board's nominees, we will take the following factors into account in determining our vote:

FACTORS FOR APPROVAL                              FACTORS AGAINST APPROVAL
--------------------
Nominated slate results in board comprised of a   Nominated slate results in board comprised of a majority of non-
majority of independent directors.                independent directors.
All members of Audit, Nominating, and             Audit, Nominating, and/or Compensation committees include non-
Compensation                                      independent members.
committees are independent of management.
                                                  Incumbent board member failed
                                                  to attend at least 75% of
                                                  meetings in the previous year.
                                                  Actions of committee(s) on
                                                  which nominee serves are
                                                  inconsistent with other
                                                  guidelines (e.g., excessive
                                                  option grants, substantial
                                                  non-audit fees, lack of board
                                                  independence).




B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


We will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.

II. APPROVAL OF INDEPENDENT AUDITORS

We believe that the relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. We will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether we believe independence has been compromised.

III. COMPENSATION ISSUES

A. STOCK-BASED COMPENSATION PLANS

We believe that appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, we oppose plans that substantially dilute our ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.

  The following factors will be among those considered in evaluating these proposals.

FACTORS FOR APPROVAL                                          FACTORS AGAINST APPROVAL
Company requires senior executives to hold a minimum          Total potential dilution (including all stock-based plans) exceeds 15%
amount of company stock (frequently expressed as a multiple   of share outstanding.
of salary).

Company requires stock acquired through option exercise to    Annual option grants (for the past year and the past three years) have
be held for a certain period of time.                         exceeded 2% of shares outstanding.

Compensation program includes performance-vesting             Plan permits repricing or replacement of options without shareholder
awards, indexed options or other performance-linked grants.   approval.

Concentration of option grants to senior executives is        Plan permits issuance of options with exercise prices below the
limited (indicating that the plan is very broad-based).       grant date market value of the company's stock.

Stock-based compensation is clearly used as a substitute for  Plan provides for the issuance of reload options.
cash in delivering market-competitive total pay.
                                                              Plan contains automatic share replenishment (evergreen) feature.



B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS

We will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While we believe that executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.

IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS

We believe the exercise of shareholder rights, in proportion to economic ownership, to be a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. We believe that, in general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.

 Our positions on a number of the most commonly presented issues in this area are as follows:

A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)

A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.

 In general, we believe that shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:


FACTORS FOR APPROVAL                                        FACTORS AGAINST APPROVAL
--------------------                                        ------------------------
Plan is relatively short-term (3-5years).                   Plan is long term (>5 years).

Plan requires shareholder approvalfor renewal.              Renewal of plan is automatic or does not require shareholder approval.

Plan incorporates review by a committee of independent      Ownership trigger is less than 15%.
directors at least every three years (so-called
TIDE provisions).
                                                            Classified board.
Plan includes permitted bid/qualified offer feature
(chewable pill) that mandates shareholder vote in           Board with limited independence.
certain situations.

Ownership trigger is reasonable (15-20%).

Highly independent, non-classified board.

B. CUMULATIVE VOTING


We are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


We support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, we will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


We support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. We will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


We believe that the integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, we support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. As such, we will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.

V. CORPORATE AND SOCIAL POLICY ISSUES

Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. We generally believe that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which we philosophically agree, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), we will typically abstain from voting on these proposals. This reflects our belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of our investment and, we don't view management as responsive to the matter.


VI. VOTING IN FOREIGN MARKETS

Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. We will use our votes, where applicable, to advocate for improvements in governance and disclosure by our portfolio companies. We will generally vote on issues presented to shareholders for our foreign holdings consistent with the guidelines described above, except as described below.

 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.

 The typical costs of voting (e.g., custodian fees, vote agency fees) in foreign markets are substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.

VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS

Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.

VIII. THE PROXY VOTING GROUP

The Board has delegated the day-to-day function of voting proxies for the funds to the Proxy Voting Group, which the Proxy Oversight Committee oversees. While most votes will be determined through Vanguard's procedures and guidelines, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.

IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are principals of Vanguard, and who have the requisite expertise to oversee proxy voting for the Vanguard funds.

 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.

 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the Vanguard funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of the funds' shareholders. In determining how to apply the Guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at http://www.sec.gov.


                             YIELD AND TOTAL RETURNS


The annualized yield of the Fund for the 30-day period ended May 31, 2004, was 2.72%. The average annual total returns (both before and after taxes) of the Fund for the one-, five-, and ten-year periods ended May 31, 2004, are set forth below:



                                       1 YEAR ENDED     5 YEARS ENDED  10 YEARS ENDED
VANGUARD CONVERTIBLE SECURITIES FUND   May 31, 2004      MAY 31, 2004    MAY 31, 2004
------------------------------------  -------------     -------------  --------------
Return Before Taxes                          17.70%             8.25%           9.53%
Return After Taxes on
Distributions                                16.37              5.92            6.59
Return After Taxes on
Distributions and Sale of Fund Shares        11.48              5.61            6.37




                              FINANCIAL STATEMENTS


The Fund's Financial Statements for the fiscal year ended November 30, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, and the report thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the Fund's performance, please see the Fund's Annual Report to Shareholders, which may be obtained without charge.


                     APPENDIX A--DESCRIPTION OF BOND RATINGS


DESCRIPTION OF BOND RATINGS


The following are excerpts from Moody's Investors Service, Inc.'s description of its bond ratings:


 AAA--Judged to be the best quality. They carry the smallest degree of investment risk.


 AA--Judged to be of high quality by all standards. Together with the Aaa group they make up what are generally known as high-grade bonds.


 A--Possess many favorable investment attributes and are to be considered as "upper-medium-grade obligations".


 BAA--Considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


 BA--Judged to have speculative elements; their future cannot be considered as well assured.


 B--Generally lack characteristics of the desirable investment.


 CAA--Are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 CA--Speculative in a high degree; often in default.

 C--Lowest rated class of bonds; regarded as having extremely poor prospects of ever attaining any real investment standing.


 Moody's also supplies numerical indicators (1, 2, and 3) to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.


The following are excerpts from Standard & Poor's description of its bond ratings:


 AAA--Highest grade obligations. The capacity to pay interest and repay principal is extremely strong.


 AA--Also qualify as high-grade obligations. They have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree.

 A--Regarded as upper-medium-grade. They have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.


 BBB--Regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. This group is the lowest that qualifies for commercial bank investment.


 BB, B, CCC, CC--Predominately speculative with respect to the capacity to pay interest and repay principal in accordance with terms of the obligation. BB indicates the lowest degree of speculation and CC the highest.


 Standard & Poor's applies indicators "+", or "-", or no character, to its rating categories. The indicators show relative standing within the major rating categories.



                                                                   SAI082 122004

                                     PART C

                      VANGUARD CONVERTIBLE SECURITIES FUND
                                OTHER INFORMATION


ITEM 22. EXHIBITS

(a) Declaration of Trust, filed on March, 12, 2003, Post-Effective Amendment No. 25, is hereby incorporated by reference.
(b)  By-Laws, is filed herewith.
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust.
(d) Investment Advisory Contracts, for Oaktree Capital Management, LLC, filed on October 1, 2004, Post-Effective Amendment No. 27, is herby incorporated by reference; with respect to The Vanguard Group, Inc., which provides investment advisory services to the Funds at cost pursuant to the Amended and Restated Funds' Service Agreement, refer to Exhibit (h) below.
(e)  Not applicable.
(f) Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information.
(g) Custodian Agreement, for Wachovia Bank, filed on October 1, 2004, Post-Effective Amendment No. 27, is hereby incorporated by reference.
(h) Amended and Restated Funds' Service Agreement, filed on March 12, 2003, Post-Effective Amendment No. 25, is hereby incorporated by reference.
(i)  Not Applicable.
(j)  Consent  of  Independent   Registered  Public  Accounting  Firm,  is  filed
     herewith.
(k)  Not Applicable. (l) Not Applicable. (m) Not Applicable.
(n) Rule 18f-3 Plan, filed on October 1, 2004, Post-Effective Amendment No. 27, is hereby incorporated by reference.
(o)  Reserved.
(p) Codes of Ethics, for The Vanguard Group, Inc., filed on March 1, 2004, Post-Effective Amendment No. 26, is hereby incorporated by reference; for Oaktree Capital Management, LLC, filed on January 16, 2001, Post-Effective Amendment No. 22, is hereby incorporated by reference.

ITEM 23. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 24. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 25. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Oaktree Capital Management, LLC (Oaktree), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Adviser Act). The list required by this Item 26 of officers and partners of Oaktree, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and partners during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Oaktree pursuant to the Advisers Act (SEC File No. 801-48923).


ITEM 26. PRINCIPAL UNDERWRITERS

(a)    Not Applicable
(b)    Not Applicable
(c)    Not Applicable

ITEM 27. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, First Union National Bank, PA4943, 530 Walnut Street, Philadelphia, Pennsylvania 19109.

ITEM 28. MANAGEMENT SERVICES

Other than as set forth in the section entitled "Management of the Fund(s)" in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 29. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 19th day of November, 2004.

                                   VANGUARD CONVERTIBLE SECURITIES FUND

                                   BY:_____________(signature)________________
                                                   -----------

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

----------------------------------------------------------------------------------------
              SIGNATURE                         TITLE                DATE


By:   ---------------------------- President, Chairman, Chief          November 19, 2004
         /S/ JOHN J. BRENNAN       Executive Officer, and Trustee
             (Heidi Stam)
           John J. Brennan*

By:   ---------------------------- Trustee                             November 19, 2004
             (Heidi Stam)
          Charles D. Ellis*

By:   ---------------------------- Trustee                             November 19, 2004
          /S/ RAJIV L. GUPTA
             (Heidi Stam)
            RAJIV L. GUPTA*

By:   ---------------------------- Trustee                             November 19, 2004
      /S/ JOANN HEFFERNAN HEISEN
             (Heidi Stam)
       JoAnn Heffernan Heisen*

By:   ---------------------------- Trustee                             November 19, 2004
      /S/ ALFRED M. RANKIN, JR.
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

By:   ---------------------------- Trustee                             November 19, 2004
        /S/ J. LAWRENCE WILSON
             (Heidi Stam)
         J. Lawrence Wilson*

By:   ---------------------------- Treasurer and Principal             November 19, 2004
        /S/ THOMAS J. HIGGINS      Financial Officer and Principal
             (Heidi Stam)          Accounting Officer
          Thomas J. Higgins*

     *By Power of Attorney. For Charles D. Ellis, see File Number 33-19446, filed on January 31, 2003; for all other trustees and officers, see File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.

                                  EXHIBIT INDEX



Consent of Independent Registered Public Accounting Firm............... Ex-99.J